TAX-FREE FUND FOR UTAH
                         Supplement to the Prospectuses
                     and Statement of Additional Information
                             Dated October 24, 2006
                     As Previously Supplemented June 1, 2007

         The material under the caption "Purchase, Redemption, and Pricing of Shares" in the Statement of Additional Information is supplemented to add the following:

         Investors may exchange securities acceptable to the Manager for shares of the Fund. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences

         The material under the caption "Purchases" in the Prospectuses is supplemented as follows:

         Except as provided in the Statement of Additional Information, under the caption "Purchase, Redemption and Pricing of Shares," your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

         There is no minimum amount for purchase of Class A, Class C or Class Y shares acquired by a financial intermediary on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided that the financial intermediary has entered into an agreement with the Distributor authorizing the sale of Fund shares.

         The material under the caption "Tax Information" in the Prospectus is supplemented as follows:

         The U.S. Supreme Court has agreed to review a Kentucky state court decision holding that the Kentucky law exempting interest paid on Kentucky municipal obligations from Kentucky income tax while taxing interest on municipal obligations of other states violates the U.S. Constitution. If the Supreme Court affirms the Kentucky court's decision, Kentucky (and all other states that differentially tax interest on in-state and out-of-state municipal obligations) may then be required to accord equal income tax treatment to all interest on municipal obligations. While it is impossible to predict the consequences of such an outcome, they may include effects on the net asset values of the shares, and/or on the tax treatment of the dividends, of some or all funds that invest substantially or exclusively in the municipal obligations of a single state, including the Fund. Regardless of the outcome of the case, the Federal tax-exempt status of the dividends on municipal obligations will not be affected. The case is expected to be heard and decided during the U.S. Supreme Court's October 2007 - April 2008 term, with a decision likely to be handed down in early or mid-2008.


                         The date of this supplement is
                                 August 3, 2007